Fees Summary	Dec. 06, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 132,497,107.26
Previously Paid Amount	0
Total Fee Amount	20,285.31
Total Offset Amount	0
Net Fee	$ 20,285.31